SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

         --------------------------------------------------------------

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                December 30, 2002

                            Rexhall Industries, Inc.
               (Exact name of registrant as specified in charter)

California                    0-10067                         95-4135907
(State or other             (Commission                    (IRS Employer
jurisdiction of            File Number)              Identification No.)
incorporation)

46147 7th Street West, Lancaster California     93534
-----------------------------------------------------
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:           (661) 726-0565
                                                              --------------

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Item 1.  Changes in Control of Registrant.
-------  --------------------------------

                  Not applicable.

Item 2.  Acquisition or Disposition of Assets.
-------  ------------------------------------

                  None.

Item 3.  Bankruptcy or Receivership.
-------  --------------------------

                  Not applicable.


Item 4.  Changes in Registrant's Certifying Accountant.
-------  ---------------------------------------------

(a) (i) On December 30, 2002, the Audit Committee of Rexhall Industries, Inc. (the "Company") dismissed the firm of KPMG LLP ("KPMG") as the Company's independent auditors.

(ii) KPMG's report on the Company's financial statements for the years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) Except as described below, during the years ended December 31, 2000 and December 31, 2001 and the subsequent interim periods preceding the date of dismissal, there were no disagreements (as defined in Item 304(a) (1) (iv) of Securities and Exchange Commission Regulation S-K).

              During the subsequent interim periods preceding the date of dismissal, the Company concluded that an incorrect number was recorded for its raw material inventory during the first quarter of 2002, and it would need to restate the financial information in its Form 10-Q for the first quarter. Initially, the Company and KPMG disagreed on the scope and timing of the independent investigation related to this error, which commenced in August of 2002. Ultimately, this disagreement was resolved with both the second quarter and restated first quarter 10-Q's being filed after the independent investigation was completed in late September, which identified no further changes were needed to the first quarter's financial statements other than what had been originally identified by management.

     (iv) Except as described below, during the years ended December 31, 2000 and December 31, 2001 and the subsequent interim periods preceding the date of dismissal, there were no reportable events (as defined in Item 304(a) (1) (v) of Securities and Exchange Commission Regulation S-K).

              During the subsequent interim periods preceding the date of dismissal, KPMG proposed a significant increase in audit scope for the yearend audit of 2002. KPMG also proposed a more significant

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              increase in the billing rates it had used in the past for the
              Company, which led to the Company's Audit Committee to solicit bids for the upcoming 2002 yearend audit.

             Attached as an exhibit to this Form 8-K/A is a letter from KPMG to the Securities and Exchange Commission indicating at January 15, 2003 where they agree with the statements made by the Company in this Form 8-K/A and where they disagree.

           The decision to dismiss KPMG was recommended by the Audit Committee and unanimously approved by the Company's Board of Directors.

Item 5.  Other Events.
-------  ------------

                  Not applicable.

Item 6.  Resignations of Registrant's Directors.
-------  --------------------------------------

                  Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  ------------------------------------------------------------------

                  The following exhibit is filed herewith:

                  Exhibit 16(a) Letter, dated January 15, 2003, from KPMG LLP to the Securities and Exchange Commission

Item 8. Change in Fiscal Year

                  Not applicable.

Item 9. Regulation FD Disclosure.

                  Not applicable.


                                    EXHIBITS
                                    --------
                                      None.

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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                Rexhall Industries, Inc.
                                                ------------------------
                                                      (Registrant)

Date: January 17, 2003                 By:______________________________________
                                               J. Michael Bourne, EVP, COO & CFO




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Exhibit 16(a)



January 15, 2003


Securities and Exchange Commission
Washington, D.C.  20549


Ladies and Gentlemen:

We were previously principal accountants for Rexhall Industries, Inc. ("the Company") and, under the date of March 1, 2002, we reported on the consolidated financial statements of the Company as of and for the years ended December 31, 2001 and 2000. On December 30, 2002, our appointment as principal accountants was terminated. We have read the Company's statements included under Item 4 of its Form 8-K dated January 7, 2003, and we agree with such statements, except that:

     1) We are not in a position to agree or disagree with the Company's stated reason for changing principal accountants, and

     2) We believe that the Company's description of the significant change in proposed audit scope under Item 4 (a) (iv) is incomplete. During 2002, the Company made changes in its accounting and financial reporting department resulting in both a reduction in the number of personnel and a reduction in the level of experience of personnel with accounting and reporting responsibilities. In addition, as a result of our consideration of the independent investigation performed related to the first quarter 2002 restatement and our experiences during our quarterly reviews pursuant to Statement on Auditing Standards No. 71, Interim Financial Information, we believed that we would be unable to rely upon internal controls related to information technology systems and inventory and, consequently, proposed a significant increase in the scope of our planned audit procedures.

Very truly yours,

(signed) KPMG LLP




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